Prospectus Supplement	March 3, 2023

Putnam New York Tax Exempt Income Fund

Putnam Intermediate-Term Municipal Income Fund

Putnam Short-Term Municipal Income Fund

Prospectuses dated March 30, 2022

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Prospectuses dated September 30, 2022

Putnam Strategic Intermediate Municipal Fund

Putnam Tax-Free High Yield Fund

Prospectuses dated November 30, 2022

Putnam Multi-Asset Income Fund
Prospectus dated December 30, 2022

Putnam California Tax Exempt Income Fund

Putnam Tax Exempt Income Fund

Prospectuses dated January 30, 2023

Effective immediately, similar language under the sub-section Here is a summary of the differences among the classes of shares under the section How do I buy fund shares? is deleted and replaced in its entirety by the following:

Class C shares

•                  No initial sales charge; your entire investment goes to work immediately

•                  Deferred sales charge of 1.00% if shares are sold within one year of purchase

•                  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

•	Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.
•	Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $250,000 or more. Investors considering cumulative purchases of $250,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.
•	May be exchanged automatically for class A shares if the shareholder is investing through an account or platform with a financial intermediary, to the extent described in the Appendix, provided that Class A shares are available for purchase by residents in the shareholder’s jurisdiction.

Shareholders should retain this Supplement for future reference.

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